                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement    [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                         ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-12

                            PARK NATIONAL CORPORATION
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     (2) Form, Schedule or Registration Statement No.:

     (3) Filing Party:

     (4) Date Filed:

                            PARK NATIONAL CORPORATION
                              50 North Third Street
                              Post Office Box 3500
                             Newark, Ohio 43058-3500
                                 (740) 349-8451
                            -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD APRIL 16, 2001
                            -------------------------



To the shareholders of
Park National Corporation:                                        March 16, 2001

         NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders of Park National Corporation ("Park") will be held at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, on April 16, 2001, at 2:00 p.m., local time, for the following purposes:

         1. To elect five directors to serve for terms of three years each.

         2. To consider and vote upon a proposal to amend the Park National Corporation 1995 Incentive Stock Option Plan, to increase the number of common shares available under that Plan from 735,000 to 1,200,000.

         3. To transact any other business which properly comes before the annual meeting or any adjournment.

         Only shareholders of record at the close of business on February 23, 2001, will be entitled to receive notice of, and to vote at, the annual meeting and any adjournment.

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. THE VOTE OF EACH SHAREHOLDER IS IMPORTANT, WHATEVER THE NUMBER OF COMMON SHARES HELD. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID, RETURN-ADDRESSED ENVELOPE. SHOULD YOU ATTEND THE ANNUAL MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF YOUR PROXY.

         THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 OF THE PROXY CARD AS DIRECTORS OF PARK AND FOR PROPOSAL NO. 2.

                                  By Order of the Board of Directors,

                                  /s/ David C. Bowers

                                  David C. Bowers, Secretary

                            PARK NATIONAL CORPORATION
                              50 NORTH THIRD STREET
                              POST OFFICE BOX 3500
                             NEWARK, OHIO 43058-3500
                                 (740) 349-8451


                                 PROXY STATEMENT

         This proxy statement and the accompanying proxy card are being mailed to shareholders of Park National Corporation ("Park") on or about March 13, 2001, in connection with the solicitation of proxies by the board of directors of Park for use at the annual meeting of shareholders called to be held on Monday, April 16, 2001, or any adjournment. The annual meeting will be held at 2:00 p.m., local time, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio.

         A proxy card for use at the annual meeting accompanies this proxy statement and is solicited by Park's board of directors. A shareholder may use his proxy card if he is unable to attend the annual meeting in person or wishes to have his common shares voted by proxy even if he does attend the annual meeting. Without affecting any vote previously taken, any shareholder appointing a proxy may revoke it at any time before it is voted by filing with the Secretary of Park, at the address shown on the cover page of this proxy statement, written notice of revocation; by executing a later-dated proxy card which is received by Park prior to the annual meeting; or by attending the annual meeting and giving notice of revocation in person. ATTENDANCE AT THE ANNUAL MEETING WILL NOT, IN AND OF ITSELF, CONSTITUTE REVOCATION OF A PROXY.

         Shareholders holding common shares in "street name" with a broker, bank or other holder of record should review the information provided to them by such holder of record. This information will set forth the procedures to be followed in instructing the holder of record how to vote the "street name" common shares and how to revoke previously given instructions.

         Only shareholders of record at the close of business on February 23, 2001, are entitled to receive notice of, and to vote at, the annual meeting and any adjournment. At the close of business on February 23, 2001, 10,735,013 common shares were outstanding and entitled to vote. Each common share entitles the holder thereof to one vote on each matter to be submitted to the shareholders at the annual meeting. A quorum for the annual meeting is a majority of the outstanding common shares.

         If written notice is given by any shareholder to the President or the Secretary of Park before 2:00 p.m. on April 14, 2001, that the shareholder desires cumulative voting for the election of directors, and if an announcement of the giving of that notice is made upon the convening of the annual meeting by the chairman or the secretary or by or on behalf of the shareholder giving the notice, each shareholder will have the right to cumulate his voting power in voting for directors. If cumulative voting is invoked, each shareholder will have votes equal to the number of directors to be elected, multiplied by the number of common shares owned by him, and will be entitled to distribute his votes among the candidates as he sees fit. If cumulative voting is requested, as described above, the enclosed proxy card would grant discretionary authority to the proxies named therein to cumulate votes and to distribute the votes among the candidates.

         Park will bear the costs of preparing, printing and mailing this proxy statement, the accompanying proxy card and any other related materials and all other costs incurred in connection with the solicitation of proxies on behalf of the board of directors. Proxies will be solicited by mail and may be further solicited, for no additional compensation, by officers, directors or employees of Park and its subsidiaries by further mailing, telephone or personal contact. Park will also pay the standard charges and expenses of brokerage houses, voting trustees, banks, associations and other custodians, nominees and fiduciaries, who are record holders of common shares not beneficially owned by them, for forwarding materials to and obtaining proxies from the beneficial owners of common shares entitled to vote at the annual meeting.

         The annual report to the shareholders for the fiscal year ended December 31, 2000 is enclosed with this proxy statement.


                         PRINCIPAL SHAREHOLDERS OF PARK

         The following table furnishes information regarding the beneficial ownership of common shares, as of February 23, 2001, for each of the current directors, each of the nominees for election as a director, each of the executive officers, all directors and executive officers as a group and each person known to Park to beneficially own more than 5% of the outstanding common shares.


                                                  Amount and Nature of Beneficial Ownership (1)
                                            ---------------------------------------------------------

                                                              Common Shares Which
                                                             Can Be Acquired Upon
Name of Beneficial                                            Exercise of Options                            Percent
Owner or Number                          Common Shares           Exercisable                                of Class
of Persons in Group                     Presently Held          Within 60 Days               Total            (2)
-------------------                     --------------          --------------               -----          --------
The Park National Bank,                 1,230,672 (3)                     0               1,230,672           11.5%
    Trust Department
50 North Third Street
Newark, OH  43055

John L. Warner                            803,023 (4)(5)                  0                 803,023            7.5%
355 Bryn Du Drive
Granville, OH  43023

Maureen Buchwald                            1,717                     1,303                   3,020             (6)
James J. Cullers                            8,368 (7)                   651                   9,019             (6)
C. Daniel DeLawder (8)                     86,238 (5)(9)              5,539                  91,777             (6)
D. C. Fanello                               1,619 (10)                    0                   1,619             (6)
R. William Geyer                            5,032 (11)                    0                   5,032             (6)
Philip H. Jordan, Jr., Ph.D.                3,862 (12)                    0                   3,862             (6)
Howard E. LeFevre                          48,139 (5)(13)                 0                  48,139             (6)
Phillip T. Leitnaker                        2,705 (14)                    0                   2,705             (6)
William T. McConnell (8)                  193,350 (5)(15)                 0                 193,350            1.8%
James A. McElroy                           35,224 (16)                1,303                  36,527             (6)
John J. O'Neill                           142,152 (5)                     0                 142,152            1.3%
William A. Phillips                         8,948 (17)                    0                   8,948             (6)
J. Gilbert Reese                          432,456 (5)(18)                 0                 432,456            4.0%
Rick R. Taylor                              1,644                         0                   1,644             (6)
David C. Bowers (8)                        29,990 (19)                4,700                  34,690             (6)

                                                              Common Shares Which
                                                             Can Be Acquired Upon
Name of Beneficial                                            Exercise of Options                            Percent
Owner or Number                          Common Shares           Exercisable                                of Class
of Persons in Group                     Presently Held          Within 60 Days               Total            (2)
-------------------                     --------------          --------------               -----          --------
All current executive officers
and directors as a group (16            1,804,467 (20)               13,496               1,817,963           16.9%
persons)


------------------------

         (1) Unless otherwise noted, the beneficial owner has sole voting and investment power with respect to all of the common shares reflected in the table. All fractional common shares have been rounded to the nearest whole common share.

         (2) The percent of class is based on 10,735,013 common shares outstanding and entitled to vote on February 23, 2001, and the number of common shares, if any, as to which the named person or group has the right to acquire beneficial ownership upon the exercise of options exercisable within 60 days of that date.

         (3) The Trust Department of The Park National Bank ("Park National Bank"), a wholly-owned subsidiary of Park, as the fiduciary of various agency, trust and estate accounts, beneficially owns 1,230,672 common shares. Park National Bank had sole voting and investment power with respect to 1,221,222 of these common shares and shared voting and investment power with respect to 9,450 of these common shares. The officers and directors of Park National Bank and Park disclaim beneficial ownership of the common shares beneficially owned by the Trust Department of Park National Bank. The number shown does not include common shares held by Park National Bank's Trust Department in various trust accounts, as to which Park National Bank's Trust Department has no voting or investment power.

         (4) The number shown includes 358,386 common shares held by Mr. Warner in a family trust for which Mr. Warner serves as trustee and exercises sole voting and investment power; 9,450 common shares held in a family trust for which he serves as co-trustee with Park National Bank's Trust Department and exercises shared voting and investment power; and 5,922 common shares held by the wife of Mr. Warner as to which she exercises sole voting and investment power.

         (5) The number shown does not include 31,213 common shares owned by the Newark Campus Development Fund, an Ohio not for profit corporation, of which the following directors of Park serve as officers and/or trustees: Messrs. DeLawder, LeFevre, McConnell, O'Neill, Reese and Warner. None of these individuals has the power to vote the common shares without the consent of a majority of the Newark Campus Development Fund's board of trustees and, therefore, each disclaims beneficial ownership of the common shares.

         (6) Represents ownership of less than 1% of the outstanding common shares.

         (7) The number shown includes 609 common shares held by Mr. Cullers' wife; 640 common shares held in a trust as to which Mr. Cullers has sole voting and investment power; 4,142 common shares held in a Keough plan maintained by Mr. Cullers' law firm as to which Mr. Cullers has voting and investment power; 165 common shares held by Mr. Cullers as custodian for his grandchildren; and 89 common shares held by Mr. Cullers' wife as custodian for their grandchildren. The number shown does not include 20,127 common shares held by Mr. Cullers as trustee of a trust as to which the grantor has retained sole voting and investment power.

         (8) Executive officer of Park.

         (9) The number shown includes 34,965 common shares held by the wife of Mr. DeLawder as to which she exercises sole voting and investment power; 1,593 common shares held by Mr. DeLawder's daughter and 1,593 common shares held by Mr. DeLawder's son as to which Mr. DeLawder exercises shared voting and investment power; and 6,829 common shares held for the account of Mr. DeLawder in the Park National Corporation Employees Voluntary Salary Deferral Plan and Trust (the "Park 401(k) Plan").

         (10) The number shown includes 1,199 common shares held in a trust as to which Mr. Fanello has sole voting and investment power; and 420 common shares held in a grantor trust established for the benefit of the wife of Mr. Fanello, as to which common shares Mr. Fanello has no voting or investment power.

         (11) The number shown includes 613 common shares held by the wife of Mr. Geyer as to which she exercises sole voting and investment power; and 2,835 common shares held in Mr. Geyer's account in a Keough plan.

         (12) The number shown includes 3,863 common shares held in a trust as to which Mr. Jordan has sole voting and investment power.

         (13) The number shown includes 48,139 common shares held in an inter vivos trust created by Mr. LeFevre for which Park National Bank's Trust Department serves as trustee and Mr. LeFevre exercises sole voting and investment power.

         (14) The number shown includes 1,009 common shares held jointly by Mr. Leitnaker and his wife as to which they share voting and investment power; and 525 common shares held by the wife of Mr. Leitnaker as to which she exercises sole voting or investment power.

         (15) The number shown includes 70,444 common shares held by the wife of Mr. McConnell as to which she exercises sole voting and investment power; 16,170 common shares held in an inter vivos irrevocable trust established by Mr. McConnell as to which Park National Bank's Trust Department serves as trustee; and 3,906 common shares held for the account of Mr. McConnell in the Park 401(k) Plan.

         (16) The number shown includes 20,127 common shares held in a trust as to which Mr. McElroy exercises sole voting and investment power; 12,677 common shares owned by AMG Industries, Inc., a corporation controlled by Mr. McElroy; and 670 common shares held by Mr. McElroy's wife as to which she exercises sole voting and investment power.

         (17) The number shown includes 1,090 common shares held for the account of Mr. Phillips in the Park 401(k) Plan; and 3,675 common shares held by Mr. Phillips' wife as to which she exercises sole voting and investment power.

         (18) The number shown includes 53,676 common shares held by the wife of Mr. Reese as to which she exercises sole voting and investment power.

         (19) The number shown includes 4,539 common shares held for the account of Mr. Bowers in the Park 401(k) Plan; and 2,921 common shares held by Mr. Bowers' wife as to which she exercises sole voting and investment power.

         (20) See Notes (4), (5), (7) and (9) through (19) above.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

         In accordance with Section 2.02 of Park's regulations, the board of directors has set the number of directors at sixteen and at five the number of directors to be elected at the annual meeting, each to hold office for a term of three years and until his or her successor is elected and qualified. The individuals named as proxies in the accompanying proxy card intend to vote the common shares represented by the proxies received under this solicitation for the nominees named below who have been designated by the board of directors, unless otherwise instructed on the proxy card.

         The following information, as of February 23, 2001, concerning the age, principal occupation or employment, other affiliations and business experience of each nominee for re-election as a director has been furnished to Park by each director. Unless otherwise indicated, each individual has had his or her principal occupation for more than five years.

                                                  Position(s) Held
                                                  with Park and its                Director of Park
                                               Principal Subsidiaries                Continuously         Nominee For
Nominee                       Age            and Principal Occupation(s)                Since           Term Expiring In
-------                       ---            ---------------------------                -----           ----------------
Maureen Buchwald               69          Owner and Operator of Glen Hill              1997                 2004
                                           Orchards, Mount Vernon, Ohio; Vice
                                           President of Ariel Corporation
                                           (manufacturer of reciprocating
                                           compressors) until her retirement in
                                           1997; Director of The First-Knox
                                           National Bank of Mount Vernon, a
                                           wholly-owned subsidiary of Park
                                           ("First-Knox")

D. C. Fanello                  79          Vice Chairman and Founder of Shiloh          1990                 2004
                                           Corporation, Mansfield, Ohio
                                           (stamping/blanking); Director of The
                                           Richland Trust Company, a wholly-owned
                                           subsidiary of Park ("Richland Trust
                                           Company") (1)


                                                  Position(s) Held
                                                  with Park and its                       Director of Park
                                               Principal Subsidiaries                      Continuously               Nominee For
Nominee                       Age            and Principal Occupation(s)                      Since                 Term Expiring In
-------                       ---            ---------------------------                      -----                 ----------------

Phillip T. Leitnaker           73          President and Owner of Phillip Leitnaker           1990                       2004
                                           Construction, Inc., Baltimore, Ohio
                                           (construction company); Owner of
                                           Leitnaker Farms, Baltimore, Ohio
                                           (farming); President and majority owner
                                           of D & B Paving Company, Baltimore, Ohio
                                           (paving company); Member of Advisory
                                           Board of Fairfield National Division of
                                           Park National Bank

J. Gilbert Reese               75          Senior Partner, Reese, Pyle, Drake &               1987                       2004
                                           Meyer, P.L.L., Attorneys at Law, Newark,
                                           Ohio; Chairman Emeritus of First Federal
                                           Savings and Loan Association of Newark,
                                           Newark, Ohio; Director of Park National
                                           Bank

Rick R. Taylor                 53          President of Jay Industries, Inc.,                 1995                       2004
                                           Mansfield, Ohio (plastic and metal parts
                                           manufacturer); President of Longview
                                           Steel, Mansfield, Ohio (steel
                                           wholesaler); Director of Richland Trust
                                           Company

----------------------

(1)      Mr. Fanello is also a director of Rouge Industries, Inc.

         The following information, as of February 23, 2001, concerning the age, principal occupation or employment, other affiliations and business experience of the continuing directors of Park has been furnished to Park by each director. Unless otherwise indicated, each individual has had his principal occupation for more than five years.

                                                  Position(s) Held
                                                  with Park and its                   Director of Park
                                               Principal Subsidiaries                   Continuously
Name                          Age            and Principal Occupation(s)                    Since          Term Expires In
----                          ---            ---------------------------                    -----          ---------------
James J. Cullers               70          Senior Partner, Zelkowitz, Barry &               1997                 2003
                                           Cullers, Attorneys at Law, Mount Vernon,
                                           Ohio; Director of First-Knox National
                                           Bank

                                                  Position(s) Held
                                                  with Park and its                     Director of Park
                                               Principal Subsidiaries                     Continuously
Name                          Age            and Principal Occupation(s)                      Since              Term Expires In
----                          ---            ---------------------------                      -----              ---------------

C. Daniel DeLawder             51          Chief Executive Officer since January              1994                     2002
                                           1999, and President since 1994, of Park;
                                           Chief Executive Officer since January
                                           1999, President since 1993, Executive
                                           Vice President from 1992 to 1993, and
                                           Director of Park National Bank; Chairman
                                           of Advisory Board since 1989, and
                                           President from 1985 to 1992, of the
                                           Fairfield National Division of Park
                                           National Bank; Director of Richland
                                           Trust Company; Director of Second
                                           National Bank, a wholly-owned subsidiary
                                           of Park ("Second National Bank");
                                           Chairman of the Board of Guardian
                                           Financial Services Company ("Guardian
                                           Finance"), a wholly-owned subsidiary of
                                           Park

R. William Geyer               69          Partner, Kincaid, Taylor and Geyer,                1992                     2003
                                           Attorneys at Law, Zanesville, Ohio;
                                           Director of Century National Bank, a
                                           wholly-owned subsidiary of Park
                                           ("Century National Bank")

Philip H. Jordan, Jr.,         69          Retired.  From 1975 to 1995, President             1997                     2002
   Ph.D.                                   of Kenyon College; Chairman of the Board
                                           and Director of First-Knox National Bank

Howard E. LeFevre              93          Chairman of the Board of Freight                   1987                     2002
                                           Service, Inc., Newark, Ohio (leasing and
                                           warehousing); Director of Park National
                                           Bank

                                                  Position(s) Held
                                                  with Park and its                     Director of Park
                                               Principal Subsidiaries                     Continuously
Name                          Age            and Principal Occupation(s)                      Since              Term Expires In
----                          ---            ---------------------------                      -----              ---------------

William T. McConnell           67          Chairman of the Board since 1994, Chief            1986                     2003
                                           Executive Officer from 1986 to January
                                           1999, and President from 1986 to 1994,
                                           of Park; Chairman of the Board since
                                           1993, Chief Executive Officer from 1983
                                           to January 1999, President from 1979 to
                                           1993, and Director of Park National
                                           Bank; Director of Century National Bank;
                                           Director of First-Knox National Bank

James A. McElroy               68          Chairman of the Board, AMG Industries,             1997                     2003
                                           Inc. (manufacturer of automobile parts),
                                           Mount Vernon, Ohio; Director of
                                           First-Knox National Bank

John J. O'Neill                80          President/Owner of Southgate                       1987                     2002
                                           Corporation, Newark, Ohio (real estate
                                           development and management); Director of
                                           Park National Bank

William A. Phillips            68          Chairman of the Board since 1986, Chief            1990                     2003
                                           Executive Officer from 1986 to 1998, and
                                           Director of Century National Bank

John L. Warner                 73          Agent, Dawson, Coleman & Wallace                   1987                     2003
                                           Insurance Agency, Inc., Newark, Ohio
                                           (insurance); Director of Park National
                                           Bank

         Park has entered into an Agreement and Plan of Merger, dated as of November 20, 2000 (the "Security Merger Agreement"), with Security Banc Corporation ("Security"). If the Security Merger Agreement is adopted by Security's shareholders at the Security Special Meeting of Shareholders to be held on March 9, 2001 and by Park's shareholders at the Park Special Meeting of Shareholders to be held on March 12, 2001, and the other conditions to the merger are satisfied, Security will merge with and into Park. Under the terms of the Security Merger Agreement, following the merger, Harry O. Egger will become a director of Park with a term expiring in 2002. Mr. Egger is 61 years old and has served as a director of Security since 1977. Mr. Egger also serves as the Chairman of the Board, President and Chief Executive Officer of Security and as the Chairman of the Board and Chief Executive Officer of Security National Bank, a subsidiary of Security. As of February 23, 2001, Mr. Egger held no common shares of Park and beneficially owned 134,315 common shares of Security (of which 60,359 were held by his wife), currently exercisable options to purchase 13,520 Security common shares and currently unexercisable options to purchase 6,280 Security common shares. Based on the assumed exchange ratio of
 .2844 Park common shares for each Security common share held, Mr. Egger and his wife would receive an aggregate of 38,199 common shares and Mr. Egger would receive currently exercisable converted options (including options as to which vesting would accelerate as a result of the merger) covering 5,311 Park common shares and currently unexercisable options covering 318 Park common shares.

NOMINATION PROCEDURE

         Park shareholders desiring to nominate candidates for election as directors must provide timely notice thereof in writing. To be timely, a shareholder's notice must be delivered or mailed to the President of Park. Under Park's regulations, a shareholder must deliver or mail the director nomination not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors. However, if less than 21 days' notice of the meeting is given to shareholders, the nomination must be mailed or delivered to Park's President not later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Each shareholder nomination must contain the following information to the extent known to the notifying shareholder: (a) the name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of common shares that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of common shares beneficially owned by the notifying shareholder. Nominations for the 2001 annual meeting must be delivered or mailed by April 2, 2001.

RECOMMENDATION AND VOTE

         Under Ohio law and Park's regulations, the five nominees receiving the greatest number of votes will be elected.

         Common shares represented by the accompanying proxy card will be voted FOR the election of the board of directors' nominees named above unless authority to vote for one or more nominees is withheld. Shareholders may withhold authority to vote for the entire slate as nominated or, by writing the name of one or more nominees in the space provided on the proxy card, withhold the authority to vote for one or more nominees. Common shares as to which the authority to vote is withheld and broker non-votes will be counted for quorum purposes but will not be counted toward the election of directors, or toward the election of the individual nominees specified on the form of proxy.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                     ELECTION OF THE NOMINEES LISTED ABOVE.

COMMITTEES AND MEETINGS OF THE BOARD OF DIRECTORS

         The board of directors held four meetings during the 2000 fiscal year. Each incumbent director attended 75% or more of the aggregate of the number of meetings held by the board of directors and the number of meetings held by all committees of the board of directors on which he or she served, except for Maureen Buchwald who attended 50%.

         The board of directors has an audit committee comprised of Howard E. LeFevre, R. William Geyer, Phillip T. Leitnaker and John L. Warner. The audit committee oversees Park's system of internal accounting and financial controls, the internal audit function and the annual independent audit of Park's consolidated financial statements and reports the results of those activities to the board of directors, reviews potential conflicts of interest of the independent auditors, evaluates the performance of Park's independent accountants and auditors, and reviews and recommends to the board of directors a firm of accountants to serve as Park's independent auditors. The audit committee's responsibilities are outlined further in its written charter attached as Annex A to this proxy statement. Each member of the audit committee qualifies as independent under the rules of the American Stock Exchange. The audit committee met four times during the 2000 fiscal year.

         The board of directors has an executive committee comprised of C. Daniel DeLawder, Howard E. LeFevre, William T. McConnell, John J. O'Neill, J. Gilbert Reese and John L. Warner. The executive committee performs the functions of a compensation committee. The executive committee reviews and recommends for approval by the board of directors compensation and benefit plans for officers of Park, supervises the operation of Park's compensation plans and selects those eligible employees who may participate in each plan (where selection is required). The executive committee also reviews large loans proposed to be made by Park's bank subsidiaries. The executive committee met twelve times during the 2000 fiscal year.

         The board of directors does not have a standing nominating committee or committee performing similar functions.

COMPENSATION OF DIRECTORS

         Each director of Park who is not an employee of Park or one of its subsidiaries receives as fees an annual retainer (which was paid in the form of 100 common shares for the 2000 fiscal year), $750 for each meeting of Park's board of directors attended and $200 for each meeting of a committee of the board of directors attended. If the date of a meeting of the board of directors is changed from that provided for by resolution of the board of directors and a non-employee director is unable to attend the rescheduled meeting, he or she receives $750 as though he or she had attended the meeting.

         Each non-employee director of Park serves on the board of directors of one of Park's banking subsidiaries and receives an annual retainer (which was paid in the form of 50 common shares for the 2000 fiscal year) for such service. The following table summarizes the aggregate amount of fees paid to each non-employee director of Park for attendance at meetings of the board of directors of the Park subsidiary (and committees of that board) on which he or she serves:

                                    Aggregate Meeting                                    Aggregate Meeting
Name                                     Fees              Name                               Fees
----                                -----------------      ----                          -----------------
Maureen Buchwald                        $5,700            Phillip T. Leitnaker               $2,750
James J. Cullers                        $6,000            James A. McElroy                   $5,000
D. C. Fanello                           $5,050            John J. O'Neill                    $5,600
R. William Geyer                        $6,200            J. Gilbert Reese                   $4,600
Philip H. Jordan, Jr., Ph.D             $4,700            Rick R. Taylor                     $5,400
Howard E. LeFevre                       $5,600            John L. Warner                     $7,800


         Messrs. DeLawder, McConnell and Phillips receive no compensation for serving as members of the board of directors of Park or of any subsidiary of Park since they are employee directors.

         Park and its subsidiaries maintain a life insurance policy with a death benefit of $100,000 on behalf of each director of Park who is not an executive officer of Park or one of its subsidiaries. The director has the right to designate the beneficiary to whom his or her share of the proceeds under the policy is to be paid. A director becomes fully vested under his or her policy after three years of service. Park and its subsidiaries maintain on behalf of each director who is an executive officer of Park or one of its subsidiaries, in his capacity as an executive officer, a life insurance policy which will have a death benefit equal to approximately two times the named executive officer's highest annual total compensation during his employment with Park and its subsidiaries. The executive officer has the right to designate the beneficiary to whom his share of the proceeds under the policy is to be paid. An executive officer's policy remains in effect following his retirement as long as specified conditions are satisfied.


               PROPOSED AMENDMENT OF THE PARK NATIONAL CORPORATION
                        1995 INCENTIVE STOCK OPTION PLAN
                                (PROPOSAL NO. 2)

GENERAL

         The Park National Corporation 1995 Incentive Stock Option Plan (the "1995 Plan") provides for the issuance of incentive stock options ("ISOs") to key employees of Park and its subsidiaries. The 1995 Plan is intended to promote and advance the interests of Park and its shareholders by encouraging these key employees to enter into or remain in the employment of Park and/or its subsidiaries and to put forth maximum efforts for the long-term growth and financial success of Park and its subsidiaries, by providing opportunities to those key employees to acquire common shares of Park on advantageous terms.

         The 1995 Plan is administered by the executive committee of Park's board of directors. Officers and other employees of Park and its subsidiaries (including the executive officers named in the Summary Compensation Table other than Mr. McConnell who has elected not to participate in the 1995 Plan) who are selected by the executive committee are eligible to receive ISOs under the Plan.

         The 1995 Plan currently authorizes the granting of ISOs covering a total of 735,000 common shares. As of February 23, 2001, ISOs covering 295,756 common shares were outstanding and ISOs covering 113,075 common shares had been exercised.

         The board of directors estimates that approximately 1,200 employees of Park and its subsidiaries are currently eligible to participate in the 1995 Plan (including Messrs. DeLawder and Bowers). However, no determination has been made as to the identity of the individuals to whom ISOs may be granted or the number of common shares which may be allocated to any specific individual or individuals, other than with respect to the reload options which are to be automatically granted under the circumstances described in "TERMS OF ISOS -- Exercise of ISOs; Reload Options". As of February 23, 2001, ISOs were held by 350 employees.

DESCRIPTION OF AMENDMENT

         On January 16, 2001, the board of directors of Park adopted, subject to shareholder approval at the annual meeting, an amendment to the 1995 Plan to increase the number of common shares which may be issued thereunder from 735,000 to 1,200,000 common shares.

OPERATION OF THE 1995 PLAN

         There follows a summary of 1995 Plan, as proposed to be amended. This summary is qualified in its entirety by reference to the copy of the amended 1995 Plan attached to this proxy statement as Annex B.

COMMON SHARES AVAILABLE UNDER THE 1995 PLAN

         If the amendment is approved, the aggregate number of common shares for which ISOs may be granted under the 1995 Plan will increase from 735,000 to 1,200,000 common shares. The common shares covered by the 1995 Plan will be common shares purchased in the open market and held as treasury shares. If any outstanding ISO granted under the 1995 Plan for any reason expires or is terminated without having been exercised in full, the common shares allocable to the unexercised portion of the ISO will (unless the 1995 Plan has been terminated) become available for subsequent grants of ISOs under the 1995 Plan. The 1995 Plan provides for adjustment in the aggregate number of common shares reserved for issuance under the 1995 Plan and in the number and exercise price of common shares covered by each outstanding ISO in the event of a stock dividend, stock split, combination or exchange of shares or other similar change in Park's capitalization.

ADMINISTRATION

         The 1995 Plan is administered by the executive committee. The executive committee has complete discretion to select the key employees to whom ISOs are granted and to establish the terms and conditions of each grant, subject in each case to the provisions of the 1995 Plan. In addition, the executive committee is empowered to interpret the 1995 Plan and make all determinations necessary for the administration of the 1995 Plan. Presently, the members of the executive committee are Messrs. DeLawder, LeFevre, McConnell, O'Neill, Reese and Warner. Mr. DeLawder does not vote on any matters relating to ISOs which may be granted to him under the 1995 Plan.

ELIGIBILITY

         Key employees who are selected by the executive committee are eligible to receive ISOs. As described in the "REPORT OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION," the grant of ISOs under the 1995 Plan is a significant element of Park's executive compensation program. The following table sets forth the number of common shares covered by and exercise price of ISOs granted since the establishment of the 1995 Plan to: (i) each of the executive officers of Park named in the Summary Compensation Table, (ii) all current executive officers of Park as a group, and (iii) all employees of Park and its subsidiaries, including all current officers of Park and its subsidiaries who are not executive officers of Park, as a group. None of the non-executive officer directors has received ISOs under the 1995 Plan. In addition, no ISOs have been granted to associates of any of the directors or executive officers and, other than the individuals identified in the following table, no individual has received 5% or more of the ISOs granted under the 1995 Plan.

                                                                                            Average
                                                                 Number of Common           Exercise
Name or Group                                                 Shares Covered by ISOs    Price Per Share
-------------                                                 ----------------------    ---------------
William T. McConnell,                                                    0                         -
   Chairman of the Board of Park and of PNB

C. Daniel DeLawder,                                                  5,539                    $78.38
   President and Chief Executive Officer of Park and
   of PNB

                                                                                            Average
                                                                 Number of Common           Exercise
Name or Group                                                 Shares Covered by ISOs    Price Per Share
-------------                                                 ----------------------    ---------------

David C. Bowers,                                                     4,700                    $75.68
   Secretary of Park and Executive Vice President of
   PNB

All current executive officers of Park as a group                   10,239                    $77.14

All employees of Park and its subsidiaries (including              285,517                    $86.81
all current officers of Park and its subsidiaries who
are not executive officers of Park) as a group


DURATION OF THE 1995 PLAN

         No ISOs may be granted under the 1995 Plan after January 16, 2005.

TERMS OF ISOS

         Exercise Price; Term of ISOs; Limitations

         The exercise price of each ISO granted under the 1995 Plan has been and will be equal to 100% of the fair market value of Park's common shares on the date of grant. Fair market value is defined as the closing sale price for Park's common shares on the relevant date, as shown on the American Stock Exchange - Composite Transactions or on any exchange on which Park's common shares may be listed (Park's common shares are currently listed on the American Stock Exchange). The closing price of Park's common shares as reported on the American Stock Exchange on February 23, 2001 was $84.50 per share. Each ISO granted under the 1995 Plan has had and will have a term of five years.

         Under the 1995 Plan, no key employee is eligible to receive an ISO if, at the time of grant, the key employee owns of record and beneficially shares representing more than 10% of the total combined voting power of all classes of stock of Park unless the exercise price is at least 110% of the fair market value of the common shares covered by the ISO on the date of grant and the option term does not exceed five years. No key employee may be granted ISOs (including reload options) under the 1995 Plan if it would cause the aggregate fair market value (determined as of the date an ISO is granted) of the common shares with respect to which ISOs are exercisable for the first time by the key employee during any calendar year, under the 1995 Plan and all other stock option plans maintained by Park and its subsidiaries, to exceed $100,000.

         Exercise of ISOs; Reload Options

         Unless otherwise provided in the applicable option agreement, any exercise of an ISO granted under the 1995 Plan may be made in whole or in part. However, no single purchase of common shares upon exercise of an ISO may be for less than 200 common shares or the number of common shares then covered by the ISO, whichever number is lower. Payment of the exercise price of an ISO must be made in cash or check payable to Park. ISOs are exercisable at such times and subject to such restrictions and conditions as the executive committee imposes at the time of grant.

         The 1995 Plan contains special rules governing the time of exercise of ISOs in cases of normal retirement (which is defined in the 1995 Plan as separation from employment with Park and its subsidiaries on or after age 62), disability, death or other termination of employment. The 1995 Plan also provides that, upon the occurrence of a "change in control" (as defined in the 1995 Plan) of Park, all outstanding ISOs (whether or not then exercisable) will become fully exercisable as of the date of the change in control.

         Upon the exercise of an ISO (the "original option") in full or in part, the executive committee will automatically grant a new ISO (a "reload option") covering the same number of common shares as were the subject of the exercise. However, no key employee may be granted reload options in any one year of the term of the original option as established on the grant date of the original option covering, with respect to all reload options granted in such one year, more than the number of common shares which were subject to the original option on the grant date of the original option. In addition, the number of common shares which would otherwise be covered by a reload option granted to a key employee (whether upon exercise of an original option or upon exercise of a previously-granted reload option) will be reduced to the extent necessary to insure that the aggregate amount limit on ISOs first exercisable in any one year specified in Section 422 of the Internal Revenue Code of 1986 is not exceeded. For example, a key employee holding an original option covering 100 common shares with a five-year term, could receive upon exercise of the original option (and subsequently granted reload options) reload options covering no more than 100 common shares in each of the five years of the term of the original option during which exercises occur as long as the fair market value (determined on the date each reload option is granted) of the common shares with respect to which ISOs are exercisable for the first time in any calendar year by such key employee does not exceed $100,000. If an ISO is exercised on or after a key employee's termination of employment, no reload options will be granted in connection with the exercise. In addition, no reload options will be granted with respect to original options exercised on or after January 16, 2005.

         Transferability of ISOs and Common Shares Acquired Upon Exercise of
         ISOs

         Each ISO granted under the 1995 Plan is not transferable other than by will or the laws of descent and distribution, and ISOs are exercisable, during a key employee's lifetime, only by the key employee.

         At the time of exercise of any ISO, the key employee exercising the ISO is to enter into an agreement with Park pursuant to which the common shares acquired upon exercise of the ISO may not be sold or otherwise disposed of to any person other than Park for a period of five years after the exercise date. This restriction does not, however, apply in the event of the exercise of an ISO following the death, disability or normal retirement of a key employee. If a key employee who acquired common shares upon the exercise of an ISO subsequently leaves the employ of Park and/or its subsidiaries for any reason other than death, disability or normal retirement, and the key employee wishes to sell or otherwise dispose of those common shares prior to the end of the five-year restricted period, the key employee must submit a written request to Park to purchase such common shares at a purchase price equal to the lower of the exercise price and the fair market value of the common shares on the date the key employee's employment is terminated.

AMENDMENTS AND TERMINATION OF 1995 PLAN

         The executive committee, with the approval of Park's board of directors, may amend the 1995 Plan from time to time or terminate the 1995 Plan at any time without the approval of the shareholders of Park except when shareholder approval is required (a) to satisfy the requirements of Rule 16b-3 under the Securities Exchange Act of 1934, (b) to satisfy applicable requirements of the Internal Revenue Code or

(c) to satisfy applicable requirements of any securities exchange on which Park's equity securities are listed. No such action may, without the consent of the key employee, reduce the then existing number of ISOs granted to the key employee or adversely change the terms or conditions of those ISOs. An amendment to the 1995 Plan requiring shareholder approval will become effective as of the date it is approved by the affirmative vote of the holders of three-fourths of the issued and outstanding shares of Park.

FEDERAL INCOME TAX CONSEQUENCES

         Based on current provisions of the Internal Revenue Code and the existing regulations thereunder, the anticipated federal income tax consequences in respect of ISOs granted under the 1995 Plan are as described below. The following discussion is not intended to be a complete statement of applicable law and is based upon the federal income tax laws as in effect on the date of this proxy statement.

         ISOs

         In general, a key employee who is granted an ISO does not recognize taxable income on either the grant date or the exercise date. However, upon the exercise of an ISO, the difference between the fair market value of the common shares received and the exercise price is a tax preference item potentially subject to the alternative minimum tax.

         Upon disposition of common shares acquired upon exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if a key employee disposes of the common shares within two years of the date of grant or within one year of the exercise (a "disqualifying disposition"), then the key employee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (i) the amount of gain realized on the disposition, or (ii) the difference between the fair market value of the common shares received on the exercise date and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending upon the period of time the common shares have been held.

         Park is not entitled to a tax deduction upon either exercise of an ISO or disposition of common shares acquired upon exercise, except to the extent that the key employee recognizes ordinary income in a disqualifying disposition.

         Other Matters

         The 1995 Plan will not comply with Section 162(m) of the Internal Revenue Code. Since not all of the members of the executive committee qualify as "outside directors" for purposes of Section 162(m), ISOs granted under the 1995 Plan will not qualify as "performance-based compensation."

REASON FOR PROPOSAL

         The 1995 Plan currently authorizes the granting of ISOs covering a total of 735,000 common shares, subject to adjustment to reflect designated corporate events, including stock splits. As of February 23, 2001, a total of 326,169 common shares were available for future grants of ISOs. The board of directors believes that the number of common shares remaining available for the grant of reload options as well as original options under the 1995 Plan is not sufficient to enable Park to make the stock option grants which Park expects to make over the next several years. The board also believes that Park should have the flexibility to grant ISOs to meet competitive conditions and the particular circumstances of the key employees who may be eligible to receive ISOs. For these reasons, the board is recommending the amendment of the 1995 Plan to make an additional 465,000 common shares available for issuance of ISOs. In all other respects, the provisions of the 1995 Plan will remain the same.

RECOMMENDATION AND VOTE

         Shareholder approval of the proposed amendment to the 1995 Plan will require the affirmative vote of the holders of three-fourths of the issued and outstanding common shares of Park.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSAL TO APPROVE THE AMENDMENT TO THE 1995 PLAN TO INCREASE THE NUMBER OF COMMON SHARES AVAILABLE UNDER THE 1995 PLAN. UNLESS OTHERWISE DIRECTED, THE PERSONS NAMED IN THE ENCLOSED PROXY CARD WILL VOTE COMMON SHARES REPRESENTED BY ALL PROXIES RECEIVED PRIOR TO THE ANNUAL MEETING, AND NOT PROPERLY REVOKED, IN FAVOR OF THE PROPOSED AMENDMENT TO THE 1995 PLAN.


           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The executive committee of Park's board of directors performs the functions of a compensation committee. C. Daniel DeLawder, who is Chief Executive Officer and President of Park and of Park National Bank, serves as a member of the executive committee. William T. McConnell, who serves as Chairman of the Board of Park and of Park National Bank, serves as a member of the executive committee. Mr. McConnell sits on the board of directors of Freight Service, Inc. but not on its compensation committee. Howard E. LeFevre, Chairman of the Board and a director of Freight Service, Inc., serves as a member of the executive committee of Park's board of directors.

         J. Gilbert Reese, who is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L. which rendered legal services to certain of Park's subsidiaries during the 2000 fiscal year and continues to do so, is a member of the executive committee.


           REPORT OF THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

OVERALL PHILOSOPHY AND ADMINISTRATION

         The executive officers of Park receive no compensation directly from Park. Instead, they are paid by Park National Bank for services rendered in their capacities as executive officers of Park and Park National Bank. The board of directors of Park has a six-member executive committee, comprised of four outside directors and Messrs. McConnell and DeLawder. One function of the executive committee is to review and recommend officer compensation levels and Park benefit plans and to forecast future personnel needs of Park. During the 2000 fiscal year, no decisions of the executive committee were modified or rejected in any material way by the boards of directors of Park National Bank or Park. Messrs. DeLawder and McConnell do not vote on any matters with respect to their own compensation.

         Park's compensation philosophy reflects a commitment to pay for performance. The compensation program for all officers, including executive officers, consists of three primary elements - a base salary component, an incentive bonus component and a stock option component. The combination of base salary and incentive bonus is designed to tie compensation levels to overall performance by Park and its subsidiaries and individual performance of the executive officers. Park's cash compensation philosophy reflects a significant part of total executive cash compensation to be "at risk" in the form of an incentive bonus based on the performance of Park and its subsidiaries. The ratio of the incentive bonus to total cash compensation ranged from 53% to 60% for the 2000 fiscal year, from 52% to 57% for the 1999 fiscal year and from 44% to 58% for the 1998 fiscal year, for the executive officers of Park participating in Park's incentive bonus plan.

         Park believes that it is also important to provide compensation which serves to incentivize long-term corporate financial performance. In that regard, the board of directors of Park adopted, and the shareholders of Park approved, the 1995 Plan. Under the 1995 Plan, officers and other key employees of Park and its subsidiaries are selected by the executive committee to receive ISOs each of which has an option exercise price equal to 100% of the fair market value of Park's common shares on the date of grant. If there is no appreciation in the market value of the common shares, the ISOs will be valueless. Thus, in contrast to base salary and incentive bonus, option grants are tied directly to the price performance of the common shares. At the time of exercise of an ISO (other than an exercise following death, disability or normal retirement), the optionee must enter into an agreement with Park providing that the common shares acquired upon exercise may not be sold or otherwise disposed of to any person other than Park for a period of five years after the exercise date. This provides a further shared interest by the optionees and the shareholders of Park in the price performance of the common shares.

         Section 162(m) of the Internal Revenue Code prohibits the deduction by Park of compensation paid to a "covered employee" in excess of $1,000,000 per year, unless specified requirements (relating primarily to "performance-based compensation") are met. Generally, Park's covered employees are its executive officers. None of Park's executive officers received more than $1,000,000 of compensation from Park and its subsidiaries for the 2000 fiscal year, and the executive committee does not anticipate that any of Park's executive officers will receive more than $1,000,000 in compensation from Park and its subsidiaries for the 2001 fiscal year. Accordingly, the executive committee does not believe that Section 162(m) will limit the deductibility of the executive compensation that Park and its subsidiaries will pay in 2001.

BASE SALARY

         Base salaries for the 2000 fiscal year reported in this proxy statement were determined by the executive committee in December 1999. The base salaries of Messrs. DeLawder and Bowers for the 2000 fiscal year were at levels consistent with those they received in the 1999 fiscal year. The executive committee had increased each of their base salaries in December 1998 to reflect the additional responsibilities assumed in January 1999 when Mr. DeLawder become Chief Executive Officer of Park and Park National Bank and Mr. Bowers became Executive Vice President of Park National Bank. Mr. McConnell's salary for the 2000 fiscal year was reduced to reflect the reduced role he has played in respect of the day-to-day operations of Park and Park National Bank since Mr. DeLawder became Chief Executive Officer. The executive committee continues to subjectively evaluate the individual responsibilities and contributions of each executive officer when determining salary levels but believes that primary reliance should be placed on the incentive bonus plan for compensation adjustments from year to year.

INCENTIVE BONUS

         The executive committee administers Park's incentive bonus plan which enables the officers of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust

Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, N.A. and Guardian Finance to share in any above-average return on equity (net income divided by average equity) which Park may generate during a fiscal year. In the 2000 fiscal year, all officers of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank and Guardian Finance were eligible to participate in the incentive bonus plan. Mr. McConnell elected not to participate in the incentive bonus plan in the 2000 fiscal year. As previously noted, Mr. McConnell's responsibilities changed significantly when Mr. DeLawder assumed the role of the Chief Executive Officer in January 1999. Mr. McConnell continues to be heavily involved in making overall policy and other major decisions related to the management of Park but plays less of a role in respect of the day-to-day operations of Park.

         Above-average return on equity is defined as the amount by which the net income to average equity ratio of Park exceeds the median net income to average equity ratio of all U.S. bank holding companies of similar asset size ($3 billion to $10 billion). A formula determines the amount, if any, by which Park's return on equity ratio exceeds the median return on equity ratio of these peer bank holding companies. Twenty percent (20%) of that amount on a before-tax equivalent basis is available for incentive compensation. If Park's return on equity ratio is equal to or less than that of the peer group, no incentive compensation will be available with respect to that year. As President and Chief Executive Officer of Park and Park National Bank, Mr. DeLawder received a fixed percentage of the amount available for incentive compensation as determined by the board of directors. After deducting that amount, the remaining amount was distributed to the officers of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank and Guardian Finance on the basis of their respective contributions to Park's meeting its short-term and long-term financial goals during the 2000 fiscal year, which contributions were subjectively determined by the Chairman of the Board and the President of Park and approved by the executive committee of the board of directors. Recommendations of the presidents of Park's subsidiaries were considered when determining incentive bonus amounts for officers of those subsidiaries. The determination of the amounts of incentive bonus to be paid for a fiscal year and the payment of those amounts are made during the first two quarters of the next fiscal year. Park's return on equity ratio for the 2000 fiscal year exceeded the median return on equity ratio of its peer bank holding companies. As of the date of this proxy statement, Mr. DeLawder has been paid $498,035 under the incentive bonus plan for the 2000 fiscal year. Any additional incentive bonus paid to him for the 2000 fiscal year will be disclosed as earned in 2000 in next year's proxy statement.

STOCK OPTIONS

         In proposing the 1995 Plan to the board of directors for approval in 1995, Mr. McConnell voluntarily elected not to participate in the 1995 Plan. Mr. McConnell holds a substantial number of Park common shares and believes the 1995 Plan is more effective in achieving its goal of long-term ownership among the officers and other key employees of Park and its subsidiaries if the grants made under the 1995 Plan are directed toward high-performing, younger officers who have not yet acquired a significant ownership interest in Park. The executive committee has generally granted incentive stock options based upon this same philosophy.

         During the 2000 fiscal year, the executive committee approved the grant of original options covering an aggregate of 86,933 common shares to 338 key employees of Park and its subsidiaries, including the grants made to Messrs. DeLawder and Bowers described in the "GRANTS OF OPTIONS" table.

The executive committee granted the original options based on its subjective determination of the relative current and future contributions each prospective optionee has made and may make to the long-term welfare of Park and its subsidiaries.

         When an ISO is exercised, the executive committee automatically grants a new reload option covering the same number of common shares as were the subject of the exercise. However, an optionee:

         - may not be granted reload options in any one year of the term of the original option as established on the grant date of the original option covering, with respect to all reload options granted in that one year, more than the number of common shares which were subject to the original option on the grant date of the original option; and

         - will be granted a reload option covering only that number of common shares which will allow the reload options and any other outstanding ISOs granted to the optionee under the 1995 Plan to qualify as ISOs under Section 422 of the Internal Revenue Code.

During the 2000 fiscal year, reload options covering an aggregate of 13,262 common shares, including the grant made to Mr. Bowers described in the "GRANTS OF OPTIONS" table, were granted as a result of the exercise of ISOs.

         Each ISO (whether an original option or a reload option) was granted with an exercise price equal to the fair market value of the common shares on the date of grant and was fully exercisable as of the grant date.

OTHER COMPENSATION

         Park's officers and officers and employees of Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank and Guardian Finance are encouraged individually and collectively to maintain a significant long-term stock ownership position in Park. This is fostered not only through the grant of ISOs under the 1995 Plan, but also by the Park 401(k) Plan which affords a participant the ability to receive matching contributions representing a greater percentage of the participant's contributions if those contributions are invested in common shares. Since Mr. McConnell already holds a substantial number of common shares, he elected not to accept the increased match when he chose to invest his funds in the Park 401(k) Plan in common shares.

         The executive committee adopted the Park National Corporation Supplemental Executive Retirement Plan or "SERP" in December 1996. The SERP currently benefits 29 officers of Park and its subsidiaries. The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of $4,433, $10,662, and $4,686 for Messrs. McConnell, DeLawder and Bowers, respectively. The SERP also provides a life insurance benefit for officers of Park and its subsidiaries participating in the SERP who die before age 86. These additional benefits will only be achieved if the investment from the insurance contracts on funds invested in the contracts exceed a base level return to Park during the life of each officer.

SUBMITTED BY THE EXECUTIVE COMMITTEE OF THE BOARD OF DIRECTORS:

              William T. McConnell (Chairman), C. Daniel DeLawder,
     Howard E. LeFevre, John J. O'Neill, J. Gilbert Reese and John L. Warner

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF CASH AND OTHER COMPENSATION

         The following table shows, for the last three fiscal years, the cash compensation paid by Park and its subsidiaries, as well as other compensation paid or accrued for those years, to each of Park's executive officers.

                           SUMMARY COMPENSATION TABLE



                                                                                 Long-Term
                                                                                Compensation
                                                                                -------------
                                                                                   Awards
                                                                                -------------
                                                  Annual Compensation           Common Shares
   Name and                                     ------------------------         Underlying       All Other
   Principal Position                Year       Salary ($)    Bonus($)(1)       Options(#)(2)   Compensation ($)
   ------------------                ----       --------      -----------       -------------   ----------------
William T. McConnell                 2000       $208,000       $       0                0        $ 10,290 (4)
Chairman of the Board of Park and    1999       $326,000       $       0                0        $  8,065
   Park National Bank (3)            1998       $325,988       $ 423,942                0        $  8,276

C. Daniel DeLawder                   2000       $326,014       $ 498,035              508        $  7,933 (4)
President and Chief Executive        1999       $326,000       $ 436,261            1,050        $  7,150
   Officer of Park and Park National 1998       $217,000       $ 311,799            1,050        $  6,983
   Bank (3)

David C. Bowers                      2000       $167,000       $ 187,455              894        $  7,828 (4)
Secretary of Park and Executive      1999       $167,000       $ 181,508                0        $  7,235
   Vice President of Park National   1998       $164,000       $ 137,403            1,050        $  7,242
   Bank (3)
--------------------

         (1) All bonuses reported were earned under Park's incentive bonus plan. The amount of the bonus reported for each executive officer for 2000 reflects the amount of bonus determined and paid for the 2000 fiscal year as of the date of this proxy statement. Any additional bonus determined to have been earned by the named executive officers for the 2000 fiscal year will be disclosed as earned in 2000 in next year's proxy statement.

         (2) These numbers represent ISOs granted under the 1995 Plan. Each number included for 1999 and 1998 has been adjusted to reflect a 5% share dividend distributed on December 15, 1999. See table under "GRANTS OF OPTIONS" for more detailed information on these ISOs.

         (3) Mr. McConnell stepped down from his positions as Chief Executive Officer of Park and Park National Bank and Mr. DeLawder assumed those positions effective January 1, 1999. Mr. Bowers became Executive Vice President of Park National Bank on January 1, 1999.

         (4) "All Other Compensation" for 2000 for Messrs. McConnell, DeLawder and Bowers includes (a) the amounts of $4,648, $1,193 and $1,319, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under a "split-dollar" life insurance policy which has a death benefit equal to approximately two times the named executive officer's highest annual total compensation during his employment with Park National Bank;
(b) the amounts of $1,000, $5,250 and $5,250, respectively, representing contributions to the Park 401(k) Plan on their behalf to match 2000 pre-tax elective deferral contributions (included under "Salary") made by each executive officer to the Park 401(k) Plan; and (c) the amounts of $4,642, $1,490 and $1,259, respectively, representing the amount of the premium deemed to have been paid on behalf of each executive officer under the life insurance policy which funds that executive officer's account under the SERP.

GRANTS OF OPTIONS

         The following table summarizes information concerning individual grants of options made during the 2000 fiscal year to each of the executive officers of Park. Park has never granted stock appreciation rights.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                % of Total
                                                 Original
                                                Options or                                     Potential Realizable
                               Number of       Total Reload                                    Value at Assumed
                             Common Shares       Options                                       Annual Rates of Share
                              Underlying        Granted to      Exercise                       Price Appreciation
                                Options        Employees in      Price        Expiration       for Option Term (1)
          Name                Granted (#)      Fiscal Year     ($/Share)         Date            5% ($)     10% ($)
          ----                -----------      -----------     ---------         ----          --------------------
William T. McConnell              0                  --            --             --              --           --

C. Daniel DeLawder              508 (2)(3)          .58%        $95.00         5/01/05         $13,335     $29,469

David C. Bowers                 500 (2)(3)          .58%        $95.00         5/01/05         $13,125     $29,005
                                394 (3)(4)         2.97%        $83.00         5/22/05         $ 9,034     $19,964

-----------------

         (1) The amounts reflected in this table represent the specified assumed annual rates of appreciation only and have been rounded to the nearest whole dollar. Actual realized values, if any, on exercise of the ISOs will be dependent on the actual appreciation of the common shares over the term of the ISOs. There can be no assurances that the potential realizable values reflected in this table will be achieved.

         (2) These ISOs were granted under the 1995 Plan as original options and were fully exercisable as of the grant date (May 1, 2000).

         (3) Upon the exercise of an ISO, the executive committee will automatically grant a new reload option covering the same number of common shares as were the subject of the exercise; however, an optionee (a) may not be granted reload options in any one year of the term of the original option as established on the grant date of the original option covering, with respect to all reload options granted in that one year, more than the number of common shares which were subject to the original option on the grant date of the original option; and (b) will be granted a reload option covering only that number of common shares which will allow the reload option and any other outstanding ISOs granted to the optionee under the 1995 Plan to qualify as

ISOs under Section 422 of the Internal Revenue Code. If an ISO is exercised on or after the optionee's termination of employment, no reload options will be granted in connection with the exercise. If an optionee is terminated due to his retirement, his ISO may thereafter be exercised in full for a period of three months, subject to the stated term of the ISOs. If an optionee's employment terminates due to his death or long-term disability, his ISOs may thereafter be exercised in full for a period of one year, subject to the stated term of the ISOs. If an optionee's employment is terminated for any other reason, his ISOs are forfeited.

         (4) This ISO was granted under the 1995 Plan as a reload option and was fully exercisable as of the grant date (May 22, 2000).

OPTION EXERCISES AND HOLDINGS

         The following table summarizes information concerning options exercised during, and unexercised options held as of, the end of the 2000 fiscal year by each of the executive officers of Park.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                                                                      Number of Common Shares         Value of Unexercised
                                                                      Underlying Unexercised              In-the-Money
                                                                            Options at                 Options at Fiscal
                            Number of Common                             Fiscal Year-End (#)               Year-End($)(1)
                           Shares Underlying       Value                -------------------                --------------
Name                       Options Exercised     Realized ($)       Exercisable   Unexercisable      Exercisable    Unexercisable
----                       -----------------     ------------       -----------   -------------      -----------    -------------
William T. McConnell                  0               --                0              0              --                 --

C. Daniel DeLawder                    0               --            6,499 (2)          0             $152,220(2)         --

David C. Bowers                     394             $14,783         4,700 (2)          0             $110,218(2)         --
----------------------

         (1) "Value of Unexercised In-the-Money Options at Fiscal Year-End" is based upon the fair market value of the common shares on December 29, 2000, the last trading day of the 2000 fiscal year ($89.6875), less the exercise price of in-the-money options at the end of the 2000 fiscal year; and has been rounded to the nearest whole dollar.

         (2) These numbers have been adjusted to reflect the 5% share dividend distributed by Park on December 15, 1999.

PENSION PLAN; SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         The following table shows the estimated pension benefits payable to a covered participant assuming retirement at a "normal retirement age" of 65 on October 1, 2000 under the Park pension plan based on compensation that is covered under the Park pension plan, years of service with Park and its subsidiaries and payment in the form of a 10-year certain and life annuity:

                               PENSION PLAN TABLE

                                         Estimated Annual Pension Benefits (rounded to nearest $100)(1)
                                         --------------------------------------------------------------
                                                  Based on Years of Credited Service Indicated
                                                  --------------------------------------------


      Annualized                                            Years of Credited Service
    Average Monthly         ------------------------------------------------------------------------------------------
     Compensation                 10            15             20            25            30          35 or more
------------------------    ------------- ------------- --------------- ------------ ------------- -------------------
       $100,000                $11,600       $17,400        $23,200        $29,000      $33,800         $39,400
        125,000                 14,500        21,800         29,000         36,300       43,400          50,600
        150,000                 17,700        26,500         35,400         44,200       53,000          61,900
        160,000                 19,000        28,500         37,900         47,400       56,900          66,400
        and more

---------------------

         (1) Applicable provisions of the Internal Revenue Code currently limit the amount of annual compensation used to determine plan benefits under a defined benefit pension plan, such as the Park pension plan, and the amount of plan benefits payable annually under such a plan. The Park pension plan is operated in compliance with these provisions.

         The Park pension plan covers employees of Park, Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank, First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank, United Bank, Scope Leasing, Inc. and Guardian Finance who have attained age 21 and completed one year of credited service. The Park pension plan is funded and noncontributory.

         A participant's "average monthly compensation" for purposes of the Park pension plan is based upon an amount equal to the total compensation paid by Park or one of its subsidiaries, including elective deferral contributions, for the five consecutive years of credited service which produce the highest annual compensation within the last ten years preceding retirement, divided by sixty. The projected "annualized average monthly compensation" as of the October 1, 2000 anniversary of the Park pension plan was $160,000 for each of Messrs. McConnell, DeLawder and Bowers. Messrs. McConnell, DeLawder and Bowers had approximately 40, 29 and 14 years of credited service, respectively, under the Park pension plan as of October 1, 2000.

         Benefits under the Park pension plan become fully vested upon five years of credited service. The Park pension plan provides for the payment of monthly benefits at "normal retirement date" (the later of age 65 or the fifth anniversary of the time participation in the Park pension plan commenced, but no later than age 70 1/2) based upon 29% of an employee's average monthly compensation up to "covered compensation" (as determined annually from a table prepared by the Internal Revenue Service) plus 45% of an employee's average monthly compensation in excess of covered compensation, with benefits being reduced by 1/420th for each month of credited service less than 420 months at normal retirement date. The Park pension plan also provides for the payment of minimum monthly benefits at normal retirement date based upon 29% of an employee's average monthly compensation, with minimum benefits being reduced 1/300th for each month of credited service less than 300 months at normal retirement date. Benefits payable under the Park pension plan are not subject to any deduction for Social Security benefits. Benefits payable under the Park pension plan are adjusted for retirement before normal retirement date. The normal form of payment of retirement benefits under the Park pension plan will be a life annuity with 120 monthly payments guaranteed. Various other payment options are available under the Park pension plan.

         Park adopted the SERP in December 1996. The SERP currently benefits 29 officers of Park and its subsidiaries. The SERP is a non-qualified benefit plan designed to restore benefits lost due to limitations under the Internal Revenue Code on the amount of compensation covered by and the benefits payable under a defined benefit plan. Park has purchased life insurance contracts to fund the SERP. The SERP is designed to provide a monthly retirement benefit of $4,433, $10,662 and $4,686 for Messrs. McConnell, DeLawder and Bowers, respectively. The SERP also provides a life insurance benefit for officers of Park and its subsidiaries participating in the SERP who die before age 86. These additional benefits will only be achieved if the investment from the insurance contracts on funds invested in the contracts exceed a base level return to Park during the life of each officer.


                        TRANSACTIONS INVOLVING MANAGEMENT

         J. Gilbert Reese, a director of Park, is senior partner in the law firm of Reese, Pyle, Drake & Meyer, P.L.L., which rendered legal services to certain of Park's subsidiaries during the 2000 fiscal year and continues to do so.

         R. William Geyer, a director of Park, is a partner in the law firm of Kincaid, Taylor and Geyer, which rendered legal services to certain of Park's subsidiaries during the 2000 fiscal year and continues to do so.

         James J. Cullers, a director of Park, is senior partner in the law firm of Zelkowitz, Barry & Cullers, which rendered legal services to certain of Park's subsidiaries during the 2000 fiscal year and continues to do so.

         Directors and executive officers of Park, members of their immediate families and corporations or organizations with which they are affiliated had banking transactions with Park National Bank (both the Park National Division and the Fairfield National Division), Richland Trust Company, Century National Bank and First-Knox National Bank (both the First-Knox National Division and the Farmers and Savings Division), Second National Bank and United Bank in the ordinary course of their respective businesses, during the 2000 fiscal year. It is expected that similar banking transactions will be entered into in the future. Loans to these persons have been made on substantially the same terms, including the interest rate charged and collateral required, as those prevailing at the time for comparable transactions with unaffiliated persons. These loans have been subject to and are presently subject to no more than a normal risk of uncollectibility and present no other unfavorable features. The aggregate amount of loans to the sixteen directors and executive officers of Park and their associates as a group at December 31, 2000 was approximately $35,414,000. In addition, loans to the directors and executive officers of Park's subsidiaries, who are not also directors or executive officers of Park, totaled approximately $36,741,000 at December 31, 2000. As of the date of this proxy statement, all of these loans were performing loans.


                                PERFORMANCE GRAPH

         The following line graph compares the monthly percentage change in the cumulative total shareholder return on the Park common shares with an index for AMEX Stock Market (US Companies) comprised of all domestic common shares traded on the American Stock Exchange and an index for Nasdaq Bank Stocks comprised of all depository institutions (SIC Code # 602) and holding and other investment companies (SIC Code # 671) that are traded on The Nasdaq National Market and the Nasdaq SmallCap Market ("Nasdaq Bank Stocks"), for the five-year period from December 29, 1995 to December 29, 2000 (the last trading day for the 2000 fiscal year). The "Nasdaq Bank Stocks" index is comprised of stocks of banks and other depository institutions and their holding companies, a number of which Park considers to be within its peer group. The "AMEX Financial Stocks" index includes the stocks of banks, thrifts, finance companies and securities broker-dealers. Park believes that the Nasdaq Bank Stocks index is, therefore, the most appropriate industry index available to compare to the cumulative total return on the Park common shares. However, since the Park common shares are traded on the American Stock Exchange, Park is using the AMEX Stock Market (US Companies) index as the broad equity market index for comparative purposes.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURNS


                               [Performance Graph]




                                     LEGEND

Total Returns Index for:            12/29/95   12/31/96   12/31/97   12/31/98   12/31/99   12/29/00
------------------------            --------   --------   --------   --------   --------   --------
Park National Corporation            100.0      114.2      194.8      232.6      233.4      224.6
AMEX Stock Market (US Companies)     100.0      101.5      127.3      136.6      179.3      168.4
Nasdaq Bank Stocks                   100.0      132.0      221.1      219.6      211.1      241.1

Notes:
       A. The lines represent monthly index levels derived from compounded daily returns that include all dividends.
       B. The indexes are reweighted daily, using the market capitalization on the previous trading day.
       C. If the monthly interval, based on the fiscal year-end, is not a trading day, the preceding day is used.
       D.   The index level for all series was set to $100.0 on 12/29/95.

                          REPORT OF THE AUDIT COMMITTEE

GENERAL

         In accordance with the written audit committee charter adopted by the Park board of directors, the audit committee assists the board in fulfilling their responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of Park. Each member of the audit committee qualifies as independent for purposes of Section 121(A) of the American Stock Exchange's listing standards.

REVIEW AND DISCUSSION WITH INDEPENDENT ACCOUNTANTS AND AUDITORS

         In discharging its oversight responsibility as to the audit process, the audit committee obtained from Ernst & Young LLP a formal written statement describing all relationships between Ernst & Young LLP and Park that might bear on Ernst & Young LLP's independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with Ernst & Young LLP any relationships or services that may impact the objectivity and independence of Ernst & Young LLP and satisfied itself as to Ernst & Young LLP's independence. The audit committee also discussed with management, the internal auditors and Ernst & Young LLP the adequacy and effectiveness of Park's internal accounting and financial controls. In addition, the audit committee discussed and reviewed with Ernst & Young LLP all communications required by auditing standards generally accepted in the United States of America, including those described in Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended, and, with and without management present, discussed and reviewed the results of Ernst & Young LLP's examination of the financial statements. The audit committee also discussed the results of Park's internal audit.

REVIEW WITH MANAGEMENT

         The audit committee reviewed and discussed the audited consolidated financial statements of Park as of and for the fiscal year ended December 31, 2000 with management. Management has the responsibility for the preparation of Park's consolidated financial statements and Ernst & Young LLP has the responsibility for the audit of those statements.

AUDIT FEES

         The aggregate fees billed for professional services rendered by Ernst & Young LLP for the audit of Park's annual consolidated financial statements for the 2000 fiscal year and the reviews of the consolidated financial statements included in Park's Quarterly Reports on Form 10-Q for the 2000 fiscal year (collectively, the "Audit Services") were $117,900.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         Ernst & Young LLP did not render any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of Regulation S-X (17 CFR 210.2-01(c)(4)(ii)) (the "Financial Information Systems Design and Implementation Services") for the 2000 fiscal year for Park or its subsidiaries.

ALL OTHER FEES

         The aggregate fees billed for services rendered by Ernst & Young LLP, other than Audit Services and Financial Information Systems Design and Implementation Services, for the 2000 fiscal year (the "Other Services") were $60,950.

CONCLUSION

         Based on the reviews and discussions with management and Ernst & Young LLP noted above, the audit committee recommended to the board of directors that Park's audited consolidated financial statements be included in Park's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 to be filed with the SEC. The audit committee also determined that the provision of the Other Services was compatible with maintaining Ernst & Young LLP's independence.

SUBMITTED BY THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

                 R. William Geyer (Chairman), Howard E. LeFevre,
                     Phillip T. Leitnaker and John L. Warner


               NOTIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The board of directors of Park has selected Ernst & Young LLP to serve as independent auditors for the 2001 fiscal year. That firm has served as Park's independent auditors since July 1994. Representatives of Ernst & Young LLP are expected to be present at the annual meeting, will be given the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Proposals by shareholders intended to be presented at the 2002 annual meeting of shareholders must be received by the Secretary of Park no later than November 16, 2001, to be included in Park's proxy, notice of meeting and proxy statement relating to that meeting. Upon receipt of any proposal, Park will determine whether or not to include the proposal in the proxy materials in accordance with applicable rules and regulations promulgated by the SEC.

         The SEC has promulgated rules relating to the exercise of discretionary voting authority under proxies solicited by the board of directors. If a shareholder intends to present a proposal at the 2002 annual meeting of shareholders and does not notify Park of the proposal by January 30, 2002, the proxies solicited by Park's board of directors for use at the 2002 annual meeting may be voted on the proposal without discussion of the proposal in Park's proxy statement for that annual meeting.

         In each case, written notice must be given to Park's Secretary, whose name and address are:

                           David C. Bowers, Secretary
                           50 North Third Street
                           Post Office Box 3500
                           Newark, OH  43058-3500

         Shareholders desiring to nominate candidates for election as directors at the 2002 annual meeting must follow the procedures described in "ELECTION OF DIRECTORS -- NOMINATION PROCEDURE."

                                  OTHER MATTERS

         As of the date of this proxy statement, the board of directors is aware of no other matter that will be presented for action at the annual meeting. However, if any other matter requiring a vote of the shareholders properly comes before the annual meeting, the individuals authorized under management proxies will vote and act according to their best judgments in light of the conditions then prevailing.

         It is important that proxies be voted and returned promptly. Shareholders who do not expect to attend the annual meeting in person are urged to fill in, sign and return the enclosed proxy card in the self-addressed envelope furnished herewith.

                                           By Order of the Board of Directors,

                                           /s/ David C. Bowers

                                           David C. Bowers, Secretary
March 16, 2001

                                                                         ANNEX A
                            PARK NATIONAL CORPORATION

                             AUDIT COMMITTEE CHARTER

                            (ADOPTED APRIL 17, 2000)

ORGANIZATION

This charter governs the operations of the Park National Corporation (Company) audit committee. The audit committee shall review and reassess the charter at least annually and obtain the approval of the board of directors. The committee shall be appointed by the board of directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the audit committee shall be considered independent if they have no relationship that may interfere with the exercise of their independence from management and the Company or any relationship proscribed by the applicable rules of the American Stock Exchange. All audit committee members shall be financially literate, [or shall become financially literate within a reasonable period of time after appointment to the committee,] and at least one member shall have accounting or related financial management expertise. Those standards shall be determined in accordance with the applicable rules of the American Stock Exchange.

STATEMENT OF POLICY

The audit committee shall provide assistance to the board of directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the board. In so doing, it is the responsibility of the audit committee to maintain free and open communication between the audit committee, independent auditors, the internal auditors and management of the Company. In discharging its oversight role, the audit committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities, the independent auditors, and personnel of the Company and the power to retain outside counsel, or other experts for this purpose.

RESPONSIBILITIES AND PROCESSES

The primary responsibility of the audit committee is to oversee the Company's financial reporting process on behalf of the board and report the results of their activities to the board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The audit committee in carrying out its responsibilities believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The audit committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices, and ethical behavior.

The following shall be the principal recurring processes of the audit committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the audit committee may supplement them as appropriate.

         - The audit committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the board and the audit committee, as representatives of the Company's shareholders. The audit committee shall have the authority and responsibility to evaluate and, where appropriate, replace the independent auditors. The audit committee shall be responsible for ensuring that the independent auditor submits on a periodic basis to the audit committee a formal written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard 1, as such standard may be modified or supplemented. The audit committee shall also be responsible for actively engaging in a dialogue with the independent auditor with respect to disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full board of directors take, appropriate action to oversee the independence of the independent auditor. Annually, the audit committee shall review and recommend to the board the selection of the Company's independent auditors.

         - The audit committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the audit committee shall discuss with management, the internal auditors, and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the audit committee shall meet separately with the internal auditors and the independent auditors, with and/or without management present, to discuss the results of their examinations.

         - The audit committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the audit committee shall discuss the results of the quarterly review and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards, including Statements on Audit Standards No. 61 and 71, as those standards may be modified or supplemented. The chair of the audit committee may represent the entire committee for the purposes of this review.

         - The audit committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including the independent auditor's judgment about the quality, not just the acceptability, of accounting principles, the consistency of the Company's accounting policies and their application, the reasonableness of significant judgments, the clarity and completeness of the disclosures in the financial statements and any other matters required to be discussed with the independent auditors by Statement of Auditing Standards No. 61, as that standard may be modified or supplemented. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under generally accepted auditing standards.

         - While the audit committee has the responsibilities and powers set forth in this charter, it is not the duty of the audit committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditors. Nor is it the duty of the audit committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to assure compliance with laws and regulations.

                                                                         ANNEX B
                            PARK NATIONAL CORPORATION
                        1995 INCENTIVE STOCK OPTION PLAN

                (REFLECTS AMENDMENTS AND SHARE DIVIDENDS THROUGH
                    DECEMBER 15, 1999 AND PROPOSED AMENDMENT)

         1. Purpose. This 1995 Incentive Stock Option Plan (the "Plan") is intended as an incentive to encourage stock ownership by key employees of Park National Corporation, an Ohio corporation (the "Company"), and its subsidiaries by granting such key employees incentive stock options to purchase Common Shares of the Company so that they may acquire or increase and retain a proprietary interest in the long-term growth and financial success of the Company and its subsidiaries. The Plan is intended to promote and advance the interests of the Company and its shareholders by encouraging such key employees to enter into or remain in the employment of the Company and/or its subsidiaries and to put forth maximum efforts for the long-term growth and financial success of the Company and its subsidiaries.

         2. Definitions. For purposes of this Plan, the following terms when capitalized shall have the meanings designated herein unless a different meaning is plainly required by the context. Where applicable, the masculine pronouns shall include the feminine and the singular shall include the plural.

                  (a) "Board" shall mean the Board of Directors of the Company.

                  (b) A "Change in Control" shall be deemed to have occurred on the date the shareholders of the Company approve a definitive agreement (i) to merger or consolidate the Company with or into another corporation, in which the Company is not the continuing or surviving corporation or pursuant to which any Common Shares would be converted into cash, securities or other property of another corporation, other than a merger of the Company in which holders of Common Shares immediately prior to the merger have the same proportionate ownership of shares of the surviving corporation immediately after the merger as immediately before, or (ii) to sell or otherwise dispose of substantially all the assets of the Company.

                  (c) "Code" shall mean the Internal Revenue Code of 1986, as amended, and the regulations and rulings thereunder. References to a particular section of the Code shall include references to successor provisions.

                  (d) "Committee" shall mean the Executive Committee of the Board or such other committee of at least three persons, as may be appointed by the Board from time to time to serve at the pleasure of the Board.

                  (e) "Common Shares" shall mean the common shares, without par value, of the Company.

                  (f) "Company" shall mean Park National Corporation.

                  (g) "Disability" shall mean a disability within the meaning of
Section 22(e)(3) of the Code.

                  (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor statute.

                  (i) The "Fair Market Value" of a Common Share on any relevant date for purposes of any provision of this Plan shall mean the closing sale price for the Company's Common Shares as shown on the American Stock Exchange - Composite Transactions on that date or, if no such sale occurred on that date, then for the next preceding day on which a sale was made. If the Common Shares shall no longer be traded on the American Stock Exchange, the Fair Market Value shall mean the last reported sales price of a Common Share of the Company on The Nasdaq Stock Market or on any securities exchange on which the Common Shares may be listed on such date or, if there are no reported sales on such date, then the last reported sales price on the next preceding day on which such a sale was transacted.

                  (j) "Incentive Option" shall mean an option granted under this Plan which is an incentive stock option under the provisions of Section 422 of the Code; and any provisions elsewhere in this Plan or in any such Incentive Option which would prevent such option from being an incentive stock option may be deleted and/or voided retroactively to the date of the granting of such option, by the action of the Committee; and the Committee may retroactively add provisions to this Plan or to any Incentive Option if necessary to qualify such option as an incentive stock option.

                  (k) "Key Employee" shall mean any employee of the Company and/or its Subsidiaries who in the opinion of the Committee has demonstrated a capacity for contributing in substantial measure to the success of the Company and its Subsidiaries.

                  (l) "Normal Retirement" shall mean separation from employment with the Company and each of its Subsidiaries on or after the date a person has attained age sixty-two (62).

                  (m) "Participant" shall mean a Key Employee selected by the Committee to receive Incentive Options granted under this Plan.

                  (n) "Plan" shall mean the Park National Corporation 1995 Incentive Stock Option Plan, as amended.

                  (o) "Subsidiary" shall mean a corporation which is a subsidiary corporation of the Company as that term is defined in Subsection 424(f) of the Code.

         3. Eligibility. Any Key Employee, including those who are officers of the Company, shall be eligible to receive Incentive Options pursuant to the Plan if selected as a Participant. More than one Incentive Option may be granted to a Key Employee.

         4. Common Shares Subject to the Plan. Incentive Options may be granted under this Plan only for Common Shares of the Company. The Common Shares to be issued and delivered by the Company upon exercise of Incentive Options granted under this Plan shall be treasury shares. The aggregate number of Common Shares for which Incentive Options may be granted under the Plan shall be 1,200,000. If, during the term of this Plan, there shall be a stock split, stock dividend, combination or exchange of shares or other similar change in the Company's capitalization, the aggregate number of Common Shares for which Incentive Options may be granted under this Plan, the number of Common Shares subject to outstanding Incentive Options and the option price per Common Share of outstanding Incentive Options shall be appropriately and proportionately adjusted to reflect the same. If any outstanding Incentive Option under this Plan for any reason expires or is terminated without having been exercised in full, the Common Shares allocable to the unexercised portion of such Incentive Option shall (unless the Plan shall have been terminated) become available for subsequent grants of Incentive Options under the Plan. No Incentive Option may be granted under this Plan which could cause the maximum limit to be exceeded.

         5. Administration of the Plan.

                  (a) The Plan shall be administered by the Committee.

                  (b) The Committee shall select the Participants to receive Incentive Options from among the Key Employees and shall grant to such Participants Incentive Options under, and in accordance with, the provisions of this Plan.

                  (c) Subject to the express provisions of this Plan, the Committee shall have the authority to adopt administrative regulations and procedures which are consistent with the terms of this Plan; to adopt and amend such option agreements as it deems it advisable; to determine the terms and provisions of such option agreements (including the number of Common Shares with respect to which Incentive Options are granted to a Participant who is a Key Employee, the option price for Common Shares and the date or dates when each Incentive Option or parts of it may be exercised) -- which terms shall comply with the requirements of Section 6 below; to construe and interpret such option agreements; to impose such limitations and restrictions as are deemed necessary or advisable by counsel for the Company so that compliance with the Federal securities laws and with the securities laws of the various states may be assured; and to make all other determinations necessary or advisable for administering this Plan. Decisions by the Committee may be made either by a majority of its members at a meeting of the Committee duly called and held or without a meeting by a writing signed by all of the members of the Committee. All decisions and interpretations made by the Committee shall be binding and conclusive on all Participants, their legal representatives and beneficiaries. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to this Plan or any Incentive Option granted under it.

                  (d) With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of this Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                  (e) The Committee may designate any officers or employees of the Company or its Subsidiaries to assist the Committee in the administration of this Plan but the Committee may not delegate to them duties imposed on the Committee under this Plan.

         6. Terms and Conditions of Incentive Options. Incentive Options granted under this Plan shall contain such terms as the Committee shall determine subject to the following limitations and requirements:

                  (a) Option Price: Subject to the limitations of Subsection 6(g) below, the option price per Common Share of each Incentive Option shall be equal to the Fair Market Value of the Company's Common Shares on the date of grant of such Incentive Option.

                  (b) Period within which Incentive Option may be exercised:
Subject to the limitations of Subsections 6(c) and 6(g) below, each Incentive Option granted under this Plan shall terminate (become non-exercisable) on the fifth anniversary of the day immediately preceding the date of grant of such Incentive Option.

                  (c) Termination of Incentive Options by reason of termination of employment: If a Participant's employment with the Company and its Subsidiaries terminates for any reason other than the death, Disability or Normal Retirement of the Participant, all of such Participant's Incentive Options shall terminate effective immediately upon termination of employment. If the termination of employment was due to the Normal Retirement of the Participant, such Incentive Options may be exercised in full, whether or not then exercisable by their terms, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of the Incentive Options or three months after the date of termination of employment. If the termination of employment was due to the death of a Participant who was an employee of the Company and/or any Subsidiary at the time of his death, such Incentive Options may be exercised in full, whether or not then exercisable by their terms, and the right of the representative or representatives of the Participant's estate (or the person or persons who acquire (by bequest or inheritance) the rights to exercise the Participant's Incentive Options) to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of the Incentive Options or one year after the date of death. If the termination of employment was due to the Disability of the Participant, such Incentive Options may be exercised in full, whether or not then exercisable by their terms, and the right of the Participant to exercise the Incentive Options shall terminate upon the earlier to occur of the expiration of the term of the Incentive Options or one year after the date of termination of employment. For purposes of this Subsection 6(c), the date of termination of employment shall be the last day of employment.

                  (d) Non-transferability: No Incentive Option granted under this Plan shall be assignable or transferable except, in the event of the death of a Participant, by his will or by the laws of descent and distribution. An Incentive Option granted under this Plan shall be exercisable, during a Participant's lifetime, only by him. In the event the death of a Participant occurs, the representative or representatives of his estate, or the person or persons who acquire (by bequest or inheritance) the rights to exercise his Incentive Options granted under this Plan, may exercise any of the unexercised Incentive Options or parts thereof prior to the expiration of the applicable exercise period, as specified in Subsection 6(b), 6(c) or 6(g) of this Plan.

                  (e) Aggregate annual limit on Incentive Options: The aggregate Fair Market Value (determined at the time of the grant of the Incentive Option) of the Common Shares with respect to which Incentive Options are first exercisable by any Key Employee in any calendar year under this Plan and all other plans of the Company and its Subsidiaries shall not exceed $100,000.

                  (f) Partial Exercise: Unless otherwise provided in the applicable option agreement, any exercise of an Incentive Option granted under this Plan may be made in whole or in part; provided, however, that no single purchase of Common Shares upon exercise of an Incentive Option shall be for less than the lesser of (i) 200 Common Shares or (ii) the number of Common Shares covered by the Incentive Option.

                  (g) 10% Shareholder: If a Participant owns (including constructive ownership pursuant to Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, then each Incentive Option granted under this Plan to such Participant shall by its terms fix the option price per Common Share to be at least 110% of the Fair Market Value of the Common Shares on the date of grant of such Incentive Option and such Incentive Option shall terminate (become non-exercisable) on the fifth anniversary of the day immediately preceding the date of grant of such Incentive Option.

                  (h) Exercisability: Incentive Options granted to Key Employees under the Plan shall be exercisable at such times and subject to such restrictions and conditions as the Committee may impose at the time of grant of such Incentive Options.

                  (i) Restrictions on resale or other disposition: At the time of exercise of any Incentive Option, the Participant exercising such Incentive Option shall enter into an agreement with the Company pursuant to which the Common Shares acquired upon the exercise of the Incentive Option may not be sold or otherwise disposed of by the Participant to any person other than the Company for a period of five years after the date of exercise; provided, however, that this restriction shall not apply in the event of the exercise of an Incentive Option following the death, Disability or Normal Retirement of a Participant. In the event that a Participant who acquired Common Shares upon the exercise of an Incentive Option subsequently leaves the employ of the Company and/or its Subsidiaries for any reason other than death, Disability or Normal Retirement, and such Participant desires to sell or otherwise dispose of the Common Shares so acquired prior to the termination of the five-year restriction period, such Participant shall submit a written request to the Company to purchase such Common Shares at a purchase price equal to the lesser of the option price at which such Common Shares were purchased or the Fair Market Value of the Common Shares on the date such individual's employment terminated.

                  (j) Reload Options: Upon the exercise by a Participant of an Incentive Option (the "Original Option") in full or in part, the Committee shall automatically grant to such

Participant a new Incentive Option (a "Reload Option") covering the same number of Common Shares as were the subject of the exercise; provided, however, that
(I) no Participant may be granted Reload Options in any one year of the term of the Original Option as established on the date of grant of the Original Option covering, with respect to all Reload Options granted in such one year, more than the number of Common Shares which were subject to the Original Option on the date of grant of such Original Option; and (II) the number of Common Shares which would otherwise be covered by a Reload Option granted to a Participant (whether upon exercise of an Original Option or upon exercise of a previously-granted Reload Option) shall be reduced to the extent necessary to ensure that the aggregate annual limit on Incentive Options specified in Subsection 6(e) of this Plan is not exceeded. Notwithstanding anything in this Section to the contrary, no Participant, or person who has acquired the right to exercise a Participant's Incentive Options upon the Participant's death, who exercises an Incentive Option upon or after termination of the Participant's employment by reason of death, Disability or Normal Retirement, shall be granted any Reload Options in connection with such exercise. In addition, no Reload Options shall be granted with respect to Original Options exercised on or after January 16, 2005.

         7. Period for Granting Incentive Options. No Incentive Options shall be granted under this Plan subsequent to the tenth anniversary of the day prior to the date on which this Plan is adopted by the Board.

         8. No Effect Upon Employment Status. The fact that an employee has been designated a Key Employee or selected as a Participant shall not limit or otherwise qualify the right of his employer to terminate his employment at any time.

         9. Method of Exercise. An Incentive Option granted under this Plan may be exercised only by written notice to the Committee, signed by the Participant, or in the event of his death, by such other person as is entitled to exercise such Incentive Option. The notice of exercise shall state the number of Common Shares in respect of which the Incentive Option is being exercised, and shall be accompanied by the payment in cash or in check payable to the order of the Company of an amount equal to the option price for the Common Shares being purchased, all in accordance with such regulations, procedures and determinations as may be adopted by the Committee pursuant to Subsection 5(c) above. A certificate or certificates for the Common Shares purchased through the exercise of an Incentive Option shall be issued in regular course after the exercise of the Incentive Option and payment therefor. During the option period, no person entitled to exercise any Incentive Option granted under this Plan shall have any of the rights or privileges of a shareholder with respect to any Common Shares issuable upon exercise of such Incentive Option until certificates representing such Common Shares shall have been issued and delivered.

         10. Implied Consent of Participants. Every Participant, by his acceptance of an Incentive Option under this Plan, shall be deemed to have consented to be bound, on his own behalf and on behalf of his heirs, permitted assigns and legal representatives, by all of the terms and conditions of this Plan.

         11. Change in Control. Upon the occurrence of a Change in Control, all Incentive Options then outstanding under this Plan shall become exercisable in full, whether or not then otherwise exercisable.

         12. Company Responsibility. All expenses of this Plan, including the cost of maintaining records, shall be borne by the Company. The Company shall have no responsibility or liability (other than under applicable securities laws) for any act or thing done or left undone with respect to the price, time, quantity or other conditions and circumstances of the purchase of Common Shares under the terms of this Plan, so long as the Company acts in good faith.

         13. Securities Law Restrictions. The Committee shall take all necessary or appropriate action to ensure that all option grants and all exercises of options under this Plan are in full compliance with all Federal and state securities laws. No Incentive Option granted under this Plan shall be exercisable before the Common Shares subject to this Plan have been registered or qualified for sale under appropriate Federal and state securities laws.

         14. Option Agreement. Each Participant receiving an Incentive Option under this Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Incentive Option and such related matters as the Committee shall, in its sole discretion, determine.

         15. Amendment and Termination of the Plan. The Committee, with the approval of the Board, may amend the Plan from time to time or terminate the Plan at any time without the approval of the shareholders of the Company except as such shareholder approval may be required (a) to satisfy the requirements of Rule 16b-3 under the Exchange Act, (b) to satisfy applicable requirements of the Code or (c) to satisfy applicable requirements of any securities exchange on which are listed any of the Company's equity securities. No such action to amend or terminate the Plan shall reduce the then existing number of any Participant's Incentive Options or adversely change the term or conditions thereof without the Participant's consent. If the Plan is terminated, any unexercised Incentive Option shall continue to be exercisable in accordance with its terms.

                  Any amendment to this Plan requiring shareholder approval shall only become effective as of the date it is approved by the affirmative vote of the holders of three-fourths of the issued and outstanding shares of the Company.

         16. Effective Date. This Plan was adopted by the Board on January 17, 1995, and shall be effective on such date, provided it is approved by the affirmative vote of the holders of three-fourths of the issued and outstanding shares of the Company within twelve (12) months thereafter. Should the shareholders of the Company fail to approve this Plan within such twelve (12) months, this Plan and all outstanding Incentive Options shall thereafter be deemed null and void and shall be of no further force or effect. No Incentive Options granted under this Plan may be exercised prior to the approval of this Plan by the shareholders of the Company.

         17. Governing Law. This Plan and all actions taken hereunder shall be governed by and construed in accordance with the laws of the State of Ohio.

[X]PLEASE MARK VOTES             REVOCABLE PROXY
   AS IN THIS EXAMPLE       PARK NATIONAL CORPORATION




                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 16, 2001
                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS

       The undersigned holder(s) of common shares of Park National Corporation, an Ohio corporation (the "Company"), hereby constitutes and appoints James J. Cullers, R. William Geyer and Howard E. LeFevre, or any of them, the Proxy or Proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Company (the "Annual Meeting") to be held on April 16, 2001, at the offices of The Park National Bank, 50 North Third Street, Newark, Ohio, at 2:00 p.m., local time, and any adjournment(s) thereof, and to vote all of the common shares of the Company which the undersigned is entitled to vote at such Annual Meeting or at any adjournment thereof, as follows:


Please be sure to sign and date this proxy card in the boxes below and to the right: DATE
            -------------------------------



SHAREHOLDER SIGN TO RIGHT
                         -------------------------------
CO-HOLDER (IF ANY) SIGN TO RIGHT
                                ------------------------

1.  TO ELECT AS DIRECTORS OF               WITHHOLD     FOR ALL
    THE COMPANY ALL OF THE           FOR   AUTHORITY    EXCEPT
    NOMINEES LISTED BELOW TO         [ ]      [ ]         [ ]
    SERVE TERMS OF THREE YEARS
    EACH (EXCEPT AS MARKED TO
    THE CONTRARY).*

    MAUREEN BUCHWALD             J. GILBERT REESE
    D. C. FANELLO                RICK R. TAYLOR
    PHILLIP T. LEITNAKER

*INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT
NOMINEE'S NAME IN THE SPACE PROVIDED BELOW.

------------------------------------------------------------

2. TO APPROVE AN AMENDMENT TO THE PARK NATIONAL CORPORATION 1995 INCENTIVE STOCK OPTION PLAN, TO INCREASE THE NUMBER OF COMMON SHARES AVAILABLE UNDER THAT PLAN FROM 735,000 TO 1,200,000.

                  [ ]FOR         [ ]AGAINST      [ ]ABSTAIN

3. IN THEIR DISCRETION, UPON ANY OTHER BUSINESS (NONE KNOWN AT THE TIME OF SOLICITATION OF THIS PROXY) WHICH PROPERLY COMES BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT THEREOF.

ALL PROXIES PREVIOUSLY GIVEN OR EXECUTED BY THE UNDERSIGNED ARE HEREBY REVOKED. Receipt is acknowledged of the accompanying Notice of Annual Meeting of Shareholders and Proxy Statement for the April 16, 2001 meeting and the Annual Report to Shareholders for the fiscal year ended December 31, 2000.





--------------------------------------------------------------------------------
                    Detach above card, sign, date and mail in
                        postage-paid envelope provided.

                            PARK NATIONAL CORPORATION

         THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND FOR PROPOSAL NO. 2. WHERE A CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WHEN PROPERLY EXECUTED WILL BE VOTED OR NOT VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED IN ITEM NO. 1 AS DIRECTORS OF THE COMPANY AND FOR PROPOSAL NO. 2. IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR IF A NOMINEE FOR ELECTION AS A DIRECTOR NAMED IN THE PROXY STATEMENT IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, THE COMMON SHARES REPRESENTED BY THE ABOVE PROXY CARD WILL BE VOTED IN THE DISCRETION OF THE PROXIES ON SUCH MATTERS OR FOR SUCH SUBSTITUTE NOMINEE(S) AS THE DIRECTORS MAY RECOMMEND.

         Please sign exactly as your name appears hereon. If common shares are registered in two names, both shareholders should sign. When signing as Executor, Administrator, Trustee, Guardian, Attorney or Agent, please give full title as such. If shareholder is a corporation, please sign in full corporate name by President or other authorized officer. If shareholder is a partnership or other entity, please sign that entity's name by authorized person. (Please note any change of address on this proxy card.)


                THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
                    DIRECTORS OF PARK NATIONAL CORPORATION.
         PLEASE ACT PROMPTLY -- SIGN, DATE & MAIL YOUR PROXY CARD TODAY